Exhibit 32.2

CERTIFICATION OF PRINCIPAL FINANCIAL OFFICER PURSUANT TO

18 U.S.C. SECTION 1350, AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report on Form 10-Q of Adagio Medical Holdings, Inc. (formerly known as “Aja Holdco, Inc.”) (the “Company”) for the quarter ended June 30, 2025 as filed with the Securities and Exchange Commission on the date hereof (the “Quarterly Report”), I, Daniel George, Chief Financial Officer of the Company, hereby certify, pursuant to 18 U.S.C. § 1350, as adopted pursuant to § 906 of the Sarbanes-Oxley Act of 2002, that to the best of my knowledge:

1.	The Quarterly Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and
2.	The information contained in the Quarterly Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: August 13, 2025	By:	/s/ Daniel George
Daniel George
Interim Chief Financial Officer (Principal Financial Officer and Principal Accounting Officer)